UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

SIEBERT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Wall Street, New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 5, 2018, Siebert Financial Corp. (the “Company”) (NASDAQ: SIEB), filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on December 29, 2017 the Company, through its wholly-owned subsidiary, Muriel Siebert & Co., Inc. (MSCO), completed its acquisition of certain retail broker-dealer assets of StockCross Financial Services, Inc. (the “Target Business”). StockCross is a self-clearing discount broker dealer that has many business lines that are similar to MSCO’s.

This Amendment No. 1 to the Original Form 8-K is being filed solely to include the financial statements and financial information required under Item 9.01, which statements and information were excluded from the Original Form 8-K in reliance on paragraphs (a)(4) and (b)(2) of Item 9.01 of Form 8-K. Except as stated in this Explanatory Note, no other information contained in the Original Form 8-K is changed.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate,” “believe,” “estimate” and similar words. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q on file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)                Financial statements of businesses acquired.

                    Audited financial statements and the accompanying notes of the Target Business for the years ended December 31, 2016 and 2015, attached hereto as Exhibit 99.1 and incorporated herein by reference.

                    Unaudited financial statements and the accompanying notes of the Target Business for the nine month periods ended September 30, 2017 and September 30, 2016, attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)                Pro forma financial information.

                    Unaudited pro forma financial statements and the accompanying notes for the nine months ended September 30, 2017 and the fiscal year ended December 31, 2016 attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)                Exhibits

2.1                Asset Purchase Agreement, dated as of June 26, 2017, by and among StockCross Financial Services, Inc., Muriel Siebert & Co., Inc. and Siebert Financial Corp.(filed as Exhibit 2.1 to the Current Report on Form 8-K filed on June 28, 2017 and incorporated by reference herein)*

99.1              Audited financial statements and the accompanying notes of the Target Business for the years ended December 31, 2016 and 2015.

99.2              Unaudited financial statements and the accompanying notes of the Target Business for the nine month periods ended September 30, 2017 and September 30, 2016.

99.3              Unaudited pro forma financial statements and the accompanying notes for the nine months ended September 30, 2017 and the fiscal year ended December 31, 2016.

* Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2018

By:	/s/ Andrew H. Reich
Andrew H. Reich
EVP, Chief Operating Officer, Chief Financial Officer and Secretary